HENDERSON GLOBAL FUNDS

Henderson U.S. Core Growth Fund
(the “Fund”)

Supplement dated September 5, 2006
to Prospectus dated November 30, 2005
as supplemented August 22, 2006

1. The “Annual Fund Operating Expenses” table for the Fund in the section entitled “FEES AND EXPENSES SUMMARY” on page 28 of the Prospectus is restated as follows:

The following table assumes Other Expenses as of the Fund’s fiscal year ended July 31, 2006 and a management fee reduction effective August 1, 2006, where applicable.

U.S. Core Growth Fund
	Class A	Class B	Class C
Management Fees (h)	.95%	.95%	.95%
Distribution and Service (12b-1) Fees	.25%	1.00%	1.00%
Other Expenses (i)	1.10%	1.10%	1.10%
Total Operating Expenses	2.30%	3.05%	3.05%
Fee Waiver and Expense Reimbursement (j)	.30%	.30%	.30%
Net Operating Expenses (j)	2.00%	2.75%	2.75%

(h)	Management fees will decrease on a breakpoint schedule as assets increase. Please see "Management of the Funds" for the breakpoints for the management fees.
(i)	Other Expenses are based on the most recent fiscal year-end results for the Fund.
(j)
The adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.75% of the Fund's average daily net assets. The waiver will remain in effect through July 31, 2020 for the Fund. The Fund’s Expense Limitation Agreement shall terminate either upon the termination of the Advisory Agreement or on July 31, 2020 unless renewed by written agreement. The adviser may recover from the Fund expenses reimbursed through April 30, 2007, if the Fund's expense ratio, including the recovered expenses, falls below the expense limitation.

2. The “Example of Expenses” table for the Fund in the section entitled “FEES AND EXPENSES SUMMARY” on page 29 of the Prospectus is restated as follows. The table below assumes expenses as of the Fund’s fiscal year ended July 31, 2006 adjusted to reflect a management fee reduction effective August 1, 2006. The table also reflects the Adviser’s agreement to waive fees and/or reimburse expenses through July 31, 2020.

If you sell your shares, your costs would be:	If you don’t sell your shares, your costs would be:
U.S. Core Growth Fund
	1-Year	3-Year	5-Year	10-Year	1-Year	3-Year	5-Year	10-Year
Class A	766	1,167	1,592	2,773	766	1,167	1,592	2,773
Class B*	678	1,153	1,555	2,904	278	853	1,455	2,904
Class C	278	853	1,455	3,084	278	853	1,455	3,084
* The expense examples reflect the conversion of Class B shares to Class A shares after 8 years.

3. The following replaces the disclosure regarding the management fee schedule of the Fund under the caption “MANAGEMENT OF THE FUNDS-Investment Adviser and Subadvisers” on page 36 of the Prospectus:

Effective August 1, 2006, the U.S. Core Growth Fund pays the Adviser a monthly fee at an annual rate of the U.S. Core Growth Fund’s average net assets as set forth below:

U.S. Core Growth Fund
0.95% for the first $150 million; and
0.85% for the balance thereafter.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

HENDERSON GLOBAL FUNDS

Henderson U.S. Core Growth Fund
(the “Fund”)

Supplement dated September 5, 2006
to Statement of Additional Information dated May 19, 2006
as supplemented August 22, 2006

1. The following replaces the disclosure regarding the management fee schedule of the Fund in the table under the caption “INVESTMENT ADVISORY AND OTHER SERVICES-Investment Adviser and Subadvisers” on page 35 of the Statement of Additional Information:

U.S. Core Growth Fund	0.95% for the first $150 million; and 0.85% for the balance thereafter.